UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 1, 2018
Date of Report (Date of earliest event reported)

BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

WISCONSIN	000-31207	39-2004336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 West Brown Deer Road

Milwaukee, Wisconsin 53223

(Address and zip code of principal executive offices)

(414) 354-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by the Agreement and Plan of Merger, dated as of July 20, 2017 (the “Merger Agreement”), by and between Bank Mutual Corporation, a Wisconsin corporation (the “BKMU”), and Associated Banc-Corp, a Wisconsin corporation (“Associated”). Effective February 1, 2018, pursuant to the terms of the Merger Agreement, BKMU was merged with and into Associated (the “Merger”), with Associated continuing as the surviving entity in the Merger. Following the Merger, Bank Mutual's wholly owned banking subsidiary will merge with and into Associated's wholly owned banking subsidiary, Associated Bank, N.A. (the “Bank Merger”), with Associated Bank, N.A. continuing as the surviving entity in the Bank Merger. The Bank Merger is expected to occur in late second quarter or early third quarter 2018.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01, of Bank Mutual, except for shares of BKMU’s common stock held in BKMU’s treasury or owned directly or indirectly by Associated (other than shares of BKMU’s common stock held in a fiduciary capacity or in connection with debts previously contracted), was converted into the right to receive 0.422 fully paid and nonassessable shares of common stock, par value $0.01 per share, of Associated, with cash paid in lieu of fractional shares (the “Merger Consideration”).

At the Effective Time, each outstanding restricted share of BKMU’s common stock vested in accordance with its terms and was converted into 0.422 shares of Associated’s common stock, less applicable tax withholdings. In addition, at the Effective Time, each outstanding BKMU stock option vested in accordance with its terms and was converted into an option to purchase Associated’s common stock, with the number of shares and exercise price adjusted to reflect the transaction in accordance with the terms of the Merger Agreement.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by BKMU on July 26, 2017 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth or incorporated by reference in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

BKMU notified the Nasdaq Global Select Market (“Nasdaq”) that, at the Effective Time, each share of BKMU’s common stock, $0.01 par value, issued and outstanding immediately prior to the Effective Time was converted into the right to receive the Merger Consideration, and requested that the trading of BKMU’s common stock on the Nasdaq be suspended prior to market open on February 1, 2018. In addition, BKMU requested that Nasdaq file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist BKMU’s shares of common stock from Nasdaq and to deregister BKMU’s Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, trading of BKMU’s common stock on Nasdaq was suspended prior to the opening of trading on February 1, 2018.

Additionally, Associated, as successor-in-interest to BKMU intends to file with the SEC certifications on Form 15 under the Exchange Act, requesting the deregistration of BKMU’s common stock under Section 12(g) of the Exchange Act and the suspension of BKMU’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth or incorporated by reference in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under or incorporated by reference in the Introductory Note, Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

On February 1, 2018, BKMU was merged with and into Associated pursuant to the Merger Agreement, with Associated continuing as the surviving entity.

The information set forth under or incorporated by reference in the Introductory Note, Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in accordance with the Merger Agreement, all of BKMU’s directors and executive officers ceased serving as directors and executive officers of BKMU. As provided in the Merger Agreement, at the Effective Time, former BKMU director and chairman, Michael T. Crowley, Jr., was appointed as a director of Associated.

Pursuant to the Merger Agreement, and as described in BKMU’s proxy statement dated September 15, 2017 related to its shareholders’ vote on the Merger, Associated has entered into an employment agreement for an interim period following the Merger with former BKMU officer, Terri M. Pfarr, and a consulting agreement with former BKMU chief executive officer and director, David Baumgarten.

The information set forth or incorporated by reference in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 20, 2017, by and between BKMU and Associated. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by BKMU on July 26, 2017 and is incorporated herein by reference).

* * * * *

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 20, 2017, by and between BKMU and Associated. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by BKMU on July 26, 2017 and is incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2018	ASSOCIATED BANC-CORP
(as successor to Bank Mutual Corporation)

	By:	/s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel,
Corporate Secretary and Chief Risk Officer

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